WESTCORE TRUST

Supplement dated April 17, 2013 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2012 and the Westcore International Small-Cap Fund Summary Prospectus dated April 30, 2012.

This supplement supersedes the supplement dated April 1, 2013.

The “hard close” of the Westcore International Small-Cap Fund described in the supplement dated April 1, 2013 and proposed to take effect as of the close of business on April 29, 2013 has been postponed at this time, based on recent asset flows and other factors. As a result, the Fund’s “soft close” status that was described in detail in the January 18, 2013 prospectus supplement will remain in effect until further notice.

The Board of Trustees reserves the right to re-open the Fund or modify the extent to which purchase activity in the Fund is limited (including a “hard close”) at any time, subject to such considerations as it deems appropriate.

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